Exhibit 2.h



            READER'S DIGEST AUTOMATIC COMMON EXCHANGE SECURITY TRUST

      (subject to exchange into shares of Class A Nonvoting Common Stock of
                     The Reader's Digest Association, Inc.)

           $         TRUST AUTOMATIC COMMON EXCHANGE SECURITIES

                             Underwriting Agreement

                                                                        , 1998

Goldman, Sachs & Co.,
Lazard Freres & Co. LLC,
  As representatives of the several Underwriters named in Schedule I hereto,
c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004

Ladies and Gentlemen:

         Reader's Digest Automatic Common Exchange Security Trust, a trust duly created under the laws of the State of New York (such trust and the trustees thereof acting in their capacities as such being referred to herein as the "Trust"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") an
aggregate of   shares of the $     Automatic Common Exchange Securities of the
Trust specified above (the "Firm Securities") and, at the election of the Underwriters, up to an aggregate of additional shares of the $ Automatic Common Exchange Securities (the "Optional Securities") (the Firm Securities and the Optional Securities which the Underwriters elect to purchase pursuant to
Section 2 hereof are herein collectively called the "Securities").

         The $    Automatic Common Exchange Securities of the Trust to be
outstanding after giving effect to the sales contemplated hereby are hereinafter called the "Automatic Common Exchange Securities". Each Automatic Common Exchange Security will be exchanged for one or fewer shares of Class A Nonvoting Common Stock, par value $.01 per share ("Stock"), of The Reader's Digest
Association, Inc., a Delaware corporation (the "Company"), on      , 2001 (the
"Exchange Date") to be delivered pursuant to forward purchase contracts (the
"Contracts"), dated      , 1998, between the Trust and certain existing
stockholders of the Company (collectively, the "Selling Stockholders"). The Trust has entered into a Contract with each Selling Stockholder obligating that Selling Stockholder to deliver to the Trust on the Exchange Date a number of shares of Stock equal to the product of the Exchange Rate (as such term is defined in the Trust Prospectus (as defined in Section 1(c)(i))) times the initial number of shares of Stock subject to such Contract. Each Selling Stockholder's obligations under such Contract will be secured by a pledge of shares of Stock and, if applicable, other collateral pursuant to the terms of
collateral agreements, dated      , 1998, between such Selling Stockholders,
The Bank of New York ("BONY"), as collateral agent (in such capacity, the "Collateral Agent"), and the Trust (the "Collateral Agreements").


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         1. (a) The Company represents and warrants to, and agrees with, each of the Underwriters, the Trust and the Selling Stockholders that:

              (i) A registration statement on Form S-3 (File No. 333-   )
     (the "Initial Company Registration Statement") in respect of the shares of Stock deliverable pursuant to the Contracts has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Company Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto but including all documents incorporated by reference in the prospectus contained therein, to you for delivery to each of the other Underwriters, have been declared effective by, or have been filed with, as the case may be, the Commission in such form; no other document with respect to the Initial Company Registration Statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Company Registration Statement or any post-effective amendment thereto has been issued and no notice has been received from the Commission by the Company that any proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Company Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "Act"), is hereinafter called a "Company Preliminary Prospectus"; the various parts of the Initial Company Registration Statement, including all exhibits thereto and including (A) the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Company Registration Statement at the time it was declared effective and (B) the documents incorporated by reference in the prospectus contained in the Initial Company Registration Statement at the time such part of the Initial Company Registration Statement became effective as amended at the time such part of the Initial Company Registration Statement became effective, are hereinafter collectively called the "Company Registration Statement"; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Company Prospectus"; the Trust Registration Statement (as defined in Section 1(c)(i) hereof) and the Company Registration Statement are hereinafter collectively called the "Registration Statements" and the Trust Prospectus and the Company Prospectus are hereinafter collectively called the "Prospectuses"; any reference herein to any Company Preliminary Prospectus or the Company Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such Company Preliminary Prospectus or Company Prospectus, as the case may be; any reference to any amendment or supplement to any Company Preliminary Prospectus or the Company Prospectus shall be deemed to refer to and include any documents filed after the date of such Company Preliminary Prospectus or Company Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Company Preliminary Prospectus or Company Prospectus, as the case may be; and any reference to any amendment to the Company Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to
     Section 13(a) or 15(d) of the Exchange Act after the effective date of the Initial Company Registration Statement that is incorporated by reference in the Company Registration Statement);

              (ii) No order preventing or suspending the use of any Company Preliminary Prospectus has been issued by the Commission, and each Company Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement


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     of a material fact or omit to state a material fact required to be stated
     therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. or by a Selling Stockholder expressly for use therein;

              (iii) The documents incorporated by reference in the Company Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Company Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. or by a Selling Stockholder expressly for use therein;

              (iv) The Company Registration Statement conforms, and the
     Company Prospectus and any further amendments or supplements to the Company Registration Statement or the Company Prospectus, when they become effective or are filed with the Commission, will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Company Registration Statement and any amendment thereto, and as of the applicable filing date as to the Company Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. or by a Selling Stockholder expressly for use therein;

              (v) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Company Prospectus any loss or interference, material to the Company and its subsidiaries taken as a whole, with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or incorporated by reference in the Company Prospectus; and, since the respective dates as of which information is given in the Company Registration Statement and the Company Prospectus, there has not been any change in the capital stock of the Company (other than in connection with the issuance of Stock in the ordinary course of business pursuant to the Company's 1989 Key Employee Long Term Incentive Plan, the 1994 Key Employee Long Term Incentive Plan, the Profit-Sharing Plan and the Employee Stock Purchase Plan described in the Prospectus) or any of its subsidiaries, any change in the short-term debt or long-term debt of


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     the Company or any of its subsidiaries, which change is material to the
     Company and its subsidiaries, taken as a whole, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Company Prospectus;

              (vi) The Company has good and marketable title in fee simple to its headquarters and principal operating facilities in Westchester County, New York, and a subsidiary of the Company has good and marketable title in fee simple, or the substantive equivalent thereto, to such subsidiary's facility in Swindon, United Kingdom, in each case free and clear of all liens, encumbrances and defects except such as are described in the Company Prospectus or such as do not materially affect the value of either of such properties and do not materially interfere with the use made and proposed to be made of either of such properties by the Company and its subsidiaries; and the land underlying the Swindon, United Kingdom facility is held by a subsidiary of the Company under valid, subsisting and enforceable lease with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries; and the Company or a subsidiary of the Company has good and marketable title in fee simple, or, in jurisdictions outside of the United States, the substantive equivalent thereto, to all other real property and good and marketable title to all personal property owned by the Company or a subsidiary of the Company, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not in the aggregate materially affect the business or financial condition of the Company and its subsidiaries, taken as a whole; and any real property and buildings held under lease by the Company or a subsidiary of the Company are held by the Company or a subsidiary of the Company under valid, subsisting and enforceable leases with such exceptions as do not, in the aggregate, materially adversely affect the business or financial condition of the Company and its subsidiaries, taken as a whole;

              (vii) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and conduct its business as described in the Company Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified or in good standing in any such jurisdiction; and each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, or, in jurisdictions outside of the United States, the substantive equivalent thereto, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;

              (viii) The Company has an authorized capitalization as set forth in the Company Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description of the Stock contained in the Company Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable, or the substantive equivalent thereto, and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;


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


              (ix) The compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Company of transactions contemplated by this Agreement, except the registration under the Act of the shares of Stock and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the shares of Stock by the Trust pursuant to the Contracts;

              (x) Neither the Company nor any of its subsidiaries is in violation of its certificate of incorporation or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or its properties may be bound other than any violation or default which would not have a material adverse effect on the Company and its subsidiaries taken as a whole;

              (xi) The statements set forth in the Company Prospectus under the caption "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Stock, present fairly the information disclosed therein in all material respects;

              (xii) Other than as set forth in the Company Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which the Company has reasonable cause to believe would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

             (xiii) The Company is not an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act" and, together with the Act, the "Acts");

              (xiv) The Stock is listed on the New York Stock Exchange;

               (xv) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes;


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               (xvi) KPMG Peat Marwick LLP, who have certified certain
     financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

              (xvii) The Company owns all the patents, trademarks, service marks, trade names and copyrights or licenses rights with respect to the foregoing necessary for the present and planned future conduct of its business, except where the failure to own or license the same would not have a material adverse effect on the business or condition, financial or otherwise, of the Company and its subsidiaries, taken as a whole, without any known conflict with the rights of others, the result of which conflict could materially and adversely affect the business or condition, financial or otherwise, of the Company and its subsidiaries, taken as a whole, and to the knowledge of the Company there is no infringement of such patents, trademarks, service marks, trade names and copyrights by others, the result of which infringement could materially and adversely affect the business or condition, financial or otherwise, of the Company and its subsidiaries, taken as a whole; and

              (xviii) The Company has obtained from each of the Funds, the Lila Acheson Wallace Fund for the Metropolitan Museum of Art and the Dewitt Wallace Fund for Colonial Williamsburg and the Selling Stockholders, a letter agreement to the Underwriters in which each signatory agrees substantially to the effect of (b) (v) below (including with respect to the voting stock); each such letter agreement has been delivered to the Underwriters and is in full force and effect and the terms thereof have been complied with on and as of the date hereof.

         (b) Each Selling Stockholder represents and warrants to, and agrees with, each of the Underwriters, the Company and the Trust that:

              (i) The compliance by such Selling Stockholder with all of the provisions of this Agreement, and the Contract, the power of attorney in connection with this transaction (the "Power of Attorney"), the Custody Agreement in connection with this transaction (the "Custody Agreement") and the Collateral Agreement, each to which such Selling Stockholder is a party, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of such Selling Stockholder, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Stockholder or any of the property of such Selling Stockholder; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the execution and delivery of or compliance by such Selling Stockholder with or the consummation by such Selling Stockholder of the transactions contemplated by this Agreement, the Contract to which such Selling Stockholder is a party, the Collateral Agreement to which such Selling Stockholder is a party, the Power of Attorney to which such Selling Stockholder is a party or the Custody Agreement to which such Selling Stockholder is a party, except the registration under the Act of the Stock and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Stock by the Trust pursuant to the Contracts;


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              (ii) This Agreement has been duly authorized, executed and delivered by such Selling Stockholder. The Contract, the Collateral Agreement, the Power of Attorney and the Custody Agreement, each to which such Selling Stockholder is a party, have been duly authorized, executed and delivered by such Selling Stockholder and, assuming due authorization, execution and delivery by the other parties thereto, constitute valid and legally binding agreements of such Selling Stockholder, enforceable in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

              (iii) Such Selling Stockholder has, and immediately prior to each Time of Delivery (as defined in Section 4(a) hereof) such Selling Stockholder will have, good and valid title to the shares of Stock to be pledged and assigned by it under the Collateral Agreement to which such Selling Stockholder is a party, free and clear of all liens, encumbrances, equities or claims other than those created pursuant to such Collateral Agreement; all consents, approvals, authorizations and orders necessary for such Selling Stockholder to pledge and assign the shares of Stock to be pledged and assigned by such Selling Stockholder pursuant to such Collateral Agreement have been obtained; such Selling Stockholder has full right, power and authority to pledge and assign the shares of Stock to be pledged and assigned by such Selling Stockholder pursuant to such Collateral Agreement to which such Selling Stockholder is a party; and upon delivery of such shares of Stock to the Collateral Agent, as defined in the Collateral Agreement, for the benefit of the Trust and payment therefor pursuant to the Contracts to which such Selling Stockholder is a party, good and valid title to such shares of Stock, free and clear of all liens, encumbrances, equities or claims, will pass to the Trust;

              (iv) The representations and warranties of such Selling Stockholder set forth in Section 3 of such Collateral Agreement are true and correct on and as of the date hereof with the same effect as though such representations and warranties had been set forth in full in this Agreement;

              (v) During the period beginning from the date hereof and continuing to and including the date 180 days after the First Time of Delivery (as defined herein), such Selling Stockholder will not offer, sell, contract to sell or otherwise dispose of any Stock or any securities of the Company that are substantially similar to the Stock, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities without prior written consent of you, as the representatives of the Underwriters, except as provided hereunder or pursuant to bona fide grants to persons who agree in writing with you to be bound by the provisions of this clause; provided, however, that in the event the Company enters into a definitive business combination agreement providing for the acquisition of the Company by, or the merger of the Company with, a third party in which substantially all of the outstanding shares of Stock or assets of the Company are acquired by such third party, this provision shall not prohibit such Selling Stockholder from tendering its shares of Stock into any tender offer or exchange offer, or from voting its shares of Stock in favor of any transaction, contemplated by such agreement;

              (vi) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities; and


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              (vii) To the extent that any statements or omissions made in the
     Registration Statements, any Preliminary Prospectus, the Prospectuses or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company or the Trust, as the case may be, by such Selling Stockholder expressly for use therein, such Preliminary Prospectus and the Registration Statements did, and the Prospectuses and any further amendments or supplements to the Registration Statements and the Prospectuses, when they become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Acts and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

         In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, each of the Selling Stockholders agrees to deliver to you prior to or at the First Time of Delivery (as hereinafter defined) a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

         Each of the Selling Stockholders represents and warrants that certificates in negotiable form representing all of the shares of Stock to be pledged and assigned by such Selling Stockholder hereunder have been placed in custody under a Custodial Agreement, in the form heretofore furnished to you, duly executed and delivered by such Selling Stockholder to The Bank of New York, as custodian (the "POA Custodian"), and that such Selling Stockholder has duly executed and delivered a Power of Attorney, in the form heretofore furnished to you, appointing the persons indicated in Schedule II hereto, and each of them, as such Selling Stockholder's attorneys-in-fact (the "Attorneys- in-Fact") with authority to execute and deliver this Agreement on behalf of such Selling Stockholder, to execute and deliver the Contract to which such Selling Stockholder is a party and the Collateral Agreement to which such Selling Stockholder is a party, to authorize the delivery of the shares of Stock to be pledged and assigned by such Selling Stockholder hereunder and otherwise to act on behalf of such Selling Stockholder in connection with the transactions contemplated by this Agreement, the Custody Agreement, the Contract and the Collateral Agreement.

         Each of the Selling Stockholders specifically agrees that the shares of Stock represented by the certificates held in custody for such Selling Stockholder under the Custody Agreement are subject to the interests of the Collateral Agent for the benefit of the Trust hereunder, and that the arrangements made by such Selling Stockholder for such custody, and the appointment by such Selling Stockholder of the Attorneys-in-Fact by the Power of Attorney, are to that extent irrevocable. Each of the Selling Stockholders specifically agrees that the obligations of the Selling Stockholders hereunder shall not be terminated by operation of law, whether by the dissolution of any Selling Stockholder, or by the occurrence of any other event. If any Selling Stockholder should be dissolved, or if any other such event should occur, before the delivery of the shares of Stock hereunder, certificates representing the shares of Stock shall be delivered by or on behalf of the Selling Stockholders in accordance with the terms and conditions of this Agreement, of the Contracts, of the Collateral Agreements and of the Custody Agreements, as appropriate, and actions taken by the Attorneys-in-Fact pursuant to the Powers of Attorney shall be as valid as if such dissolution or other event had not occurred, regardless of whether or not the Custodian, the Attorneys-in-Fact, or any of them, shall have received notice of such dissolution or other event.


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         (c) The Trust represents and warrants to, and agrees with, each of the
Underwriters, the Selling Stockholders and the Company that:

             (i) A notification on Form N-8A (the "Notification") of registration of the Trust as an investment company has been filed with the Commission; a registration statement on Form N-2 (File No. 333- and File No. 811- ) (the "Initial Trust Registration Statement") in respect of the Securities has been filed with the Commission; the Initial Trust Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, to you for delivery to each of the other Underwriters, have been declared effective by the Commission in such form; no other document with respect to the Initial Trust Registration Statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Trust Registration Statement, or any post-effective amendment thereto has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Trust Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act, is hereinafter called a "Trust Preliminary Prospectus"; the various parts of the Initial Trust Registration Statement including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Trust Registration Statement at the time it was declared effective, as amended at the time such part of the registration statement became effective, are hereinafter collectively called the "Trust Registration Statement"; and such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Trust Prospectus");

              (ii) No order preventing or suspending the use of any Trust Preliminary Prospectus has been issued by the Commission, and each Trust Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Acts, and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Trust by an Underwriter through Goldman, Sachs & Co. or by a Selling Stockholder expressly for use therein;

              (iii) The Notification and the Trust Registration Statement conform, and the Trust Prospectus and any further amendments or supplements to the Notification, the Trust Registration Statement or the Trust Prospectus will conform, in all material respects to the requirements of the Acts and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Trust Registration Statement and any amendment thereto and as of the applicable filing date as to the Trust Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Trust by an Underwriter through Goldman, Sachs & Co. or by a Selling Stockholder expressly for use therein;

              (iv) Since the respective dates as of which information is given in the Trust Registration Statement and the Trust Prospectus, there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, results of operations, prospects, investment objectives, investment policies, or liabilities of the Trust, otherwise than as set forth or contemplated in the Trust Prospectus, and there have been no transactions entered into by the Trust which are material to the Trust other than those in the ordinary course of its business or as described in the Trust Prospectus;

              (v) The Trust has been duly created, is validly existing as a trust under the laws of the State of New York, with power and authority to own its properties and conduct its business as described in the Trust Prospectus and to enter into and perform its obligations under this Agreement and the Fundamental Agreements (as defined in Section 1(c)(vii) hereof); the Trust has all necessary consents, approvals, authorizations, orders, registrations or qualifications, of and from, and has made all declarations and filings with, all courts and governmental agencies and bodies, to own and use its assets and to conduct its business in the manner described in the Trust Prospectus, except to the extent that the failure to obtain or file the foregoing would not have a material adverse effect on the Trust and except the registration under the Act of the Securities and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters; the Trust has no subsidiaries;

              (vi) The Trust is registered with the Commission as a non-diversified, closed-end management investment company under the Investment Company Act and no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or, to the knowledge of the Trust, threatened by the Commission; no person is serving or acting as an officer or trustee of the Trust except in accordance with the provisions of the Investment Company Act;

              (vii) Each of the Contracts, the Collateral Agreements, the Administration Agreement between BONY and the Trust (the "Administration Agreement"), the Custodian Agreement between BONY and the Trust (the "Custodian Agreement"), the Paying Agent Agreement between BONY and the Trust (the "Paying Agent Agreement"), the Fund Expense Agreement between Goldman, Sachs & Co. and BONY (the "Fund Expense Agreement") and the Fund Indemnity Agreement between Goldman, Sachs & Co. and the Trust (the "Fund Indemnity Agreement") (the Contracts, the Collateral Agreements, the Administration Agreement, the Custodian Agreement, the Paying Agent Agreement, the Fund Expense Agreement and the Fund Indemnity Agreement are herein collectively called the "Fundamental Agreements") has been duly authorized, executed and delivered by the Trust and, assuming due authorization, execution and delivery by the other parties thereto, constitutes a valid and legally binding agreement of the Trust, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

              (viii) The Amended and Restated Trust Agreement dated , 1998 (the "Trust Agreement") and the Fundamental Agreements comply with all applicable provisions of the Acts, and all approvals of such agreements required under the Investment Company Act by the holders of the Automatic Common Exchange Securities and the trustees have been obtained and are in full force and effect;

              (ix) All of the outstanding Automatic Common Exchange Securities have been duly and validly authorized and issued and are fully paid and non-assessable, and the form of certificates used to evidence the Automatic Common Exchange Securities is in due and proper form and complies with all provisions of applicable law; the Trust Agreement and the Fundamental Agreements conform to the descriptions thereof contained in the Trust Prospectus;

              (x) The Securities have been duly authorized and, when issued and delivered pursuant to this Agreement, will be validly issued, fully paid and nonassessable; the Securities will conform to the description thereof in the Trust Prospectus; no person has rights to registration of any securities because of the filing of the Trust Registration Statement;

              (xi) The issue and sale of the Securities and the compliance by the Trust with all of the provisions of the Securities, this Agreement and each Fundamental Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, the Trust Agreement or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Trust is a party or by which the Trust is bound or to which any of the property or assets of the Trust is subject, nor will such action result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Trust or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Trust of the transactions contemplated by this Agreement or the Fundamental Agreements, other than the registration under the Act of the Securities and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

              (xii) Assuming due authorization, execution and delivery by the parties other than the Trust, the Fundamental Agreements are in full force and effect and the Trust is not in default in the performance or observance of any obligation, covenant or condition thereunder and, to the knowledge of the Trust, no event has occurred which with the passage of time or the giving of notice or both would constitute a default thereunder; the Trust is not in default in the performance or observance of any obligation, covenant or condition contained in any other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

              (xiii) The statements set forth in the Trust Prospectus under the caption "Description of the Securities", insofar as they purport to constitute a summary of the terms of the Securities, under the caption "Certain Federal Income Tax Considerations", and under the caption "Underwriting", insofar as they purport to describe the provisions of the laws and agreements referred to therein, are accurate, complete and fair in all material respects;

              (xiv) Other than as set forth in the Trust Prospectus, there are no legal or governmental proceedings pending to which the Trust is a party or of which any property of the Trust is the subject which, if determined adversely to the Trust, would individually or in the aggregate have a material adverse effect on the current or future financial position, or results of operations of the Trust; and, to the best of the Trust's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

              (xv) There are no material restrictions, limitations or regulations with respect to the ability of the Trust to invest its assets as described in the Trust Prospectus, other than as described therein;

              (xvi) The Automatic Common Exchange Securities outstanding prior to the issuance of the Securities and the Securities have been approved for listing on the New York Stock Exchange subject to notice of issuance; the Trust's Registration Statement on Form 8-A under the Exchange Act is effective; and

              (xvii) Coopers & Lybrand L.L.P., who have certified certain financial statements included in the Trust Registration Statement, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

         2. Subject to the terms and conditions herein set forth, (a) the Trust agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Trust, at a purchase price of $ per Security, the number of Firm Securities set forth opposite the name of such Underwriter in Schedule I hereto and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Securities as provided below, the Trust agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Trust, at the same purchase price set forth in clause (a) of this Section 2, that portion of the aggregate number of Optional Securities as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional securities) determined by multiplying such number of Optional Securities by a fraction, the numerator of which is the maximum aggregate number of Optional Securities which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in
Schedule I hereto and the denominator of which is the maximum aggregate number of Optional Securities that all of the Underwriters are entitled to purchase hereunder. The agreements in this Section made by the Trust are for the benefit of and enforceable by the Underwriters and the Selling Stockholders. The agreements in this Section made by the Underwriters are for the benefit of and are enforceable by the Selling Stockholders and the Trust.

         The Trust hereby grants to the Underwriters the right to purchase at their election up to Optional Securities, at the purchase price set forth in clause (a) of the first paragraph of this Section 2, for the sole purpose of covering overallotments in the sale of the Firm Securities. Any such election to purchase Optional Securities may be exercised only by written notice from you to
the Trust (with copies to                                              ), given
within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate principal amount of Optional Securities to be purchased and the date on which such Optional Securities are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4(a) hereof) or, unless you and the Trust otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

         As compensation to the Underwriters for their commitments hereunder, and in view of the fact that the proceeds of the sale of the Securities will be used by the Trust as specified in the Contracts, the Selling Stockholders at each Time of Delivery will pay to Goldman, Sachs & Co., for the accounts of the
several Underwriters, an amount equal to $       per Security for the Securities
to be delivered at such Time of Delivery; provided that the aggregate amount payable to Goldman, Sachs & Co. by the Selling Stockholders shall be paid by the Selling Stockholders on a pro rata basis according to the number of shares of Stock pledged by each Selling Stockholder pursuant to the Collateral Agreement to which such Selling Stockholder is a party. Alternatively, as a matter of convenience, Goldman, Sachs & Co. may deduct such amount from the purchase price of the Securities, and in such event the Selling Stockholders shall be deemed to have paid the same.

         3. Upon the authorization by you of the release of the Firm Securities, the several Underwriters propose to offer the Firm Securities for sale upon the terms and conditions set forth in the Trust Prospectus.

         4. (a) The Securities to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as Goldman, Sachs & Co. may request upon at least forty-eight hours' prior notice to the Trust, shall be delivered by or on behalf of the Trust to Goldman, Sachs & Co., for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer or certified or official bank check or checks, payable to the order of the Trust in Federal (same day) funds. The Trust will cause the certificates representing the Securities to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) at the office of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004 (the "Designated Office"). The time and date of such delivery and payment shall be, with respect
to the Firm Securities, 9:30 a.m., New York City time, on      , 1998 or such
other time and date as Goldman, Sachs & Co. and the Trust may agree upon in writing, and, with respect to the Optional Securities, 9:30 a.m., New York City time, on the date specified by Goldman, Sachs & Co. in the written notice given by Goldman, Sachs & Co. of the Underwriters' election to purchase such Optional Securities, or such other time and date as Goldman, Sachs & Co. and the Trust may agree upon in writing. Such time and date for delivery of the Firm Securities is herein called the "First Time of Delivery", such time and date for delivery of the Optional Securities, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

         (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Securities and any additional documents requested by the Underwriters pursuant to Section 7(p) hereof, will be delivered at the offices of Milbank, Tweed, Hadley & McCloy, 1 Chase Manhattan Plaza, New York, New York 10005 (the "Closing Location"), and the Securities will be delivered at the Designated Office, all at such Time of Delivery. A meeting will be held at the Closing Location at 3:30 p.m., New York City time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close.

         5. (a) The Trust agrees with each of the Underwriters:

              (i) To prepare the Trust Prospectus in a form approved by you and to file such Trust Prospectus pursuant to Rule 497(h) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Trust Registration Statement or Trust Prospectus prior to the last Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Trust Registration Statement has been filed or becomes effective or any supplement to the Trust Prospectus or any amended prospectus has been filed and to furnish you with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Trust with the Commission pursuant to the Acts and the Exchange Act subsequent to the date of the Trust Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Trust Preliminary Prospectus or prospectus or any order pursuant to Section 8(e) of the Investment Company Act, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Trust Registration Statement or Trust Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Trust Preliminary Prospectus or prospectus or suspending any such qualification or order pursuant to Section 8(e) of the Investment Company Act, promptly to use its best efforts to obtain the withdrawal of such order;

              (ii) Promptly from time to time to take such action as you may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Trust shall not be required to qualify as a foreign trust or association or to file a general consent to service of process in any jurisdiction;

              (iii) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, at the expense of the Selling Stockholders, to furnish the Underwriters with copies of the Trust Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Trust Prospectus in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Trust Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Trust Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Trust Prospectus in order to comply with the Act, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Trust Prospectus or a supplement to the Trust Prospectus which will correct such statement or omission or effect such compliance; and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Securities at any time nine months or more after the time of issue of the Trust Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Trust Prospectus complying with Section 10(a)(3) of the Act;

              (iv) To make generally available to the Trust's security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Trust Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Trust (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Trust, Rule 158);

              (v) To use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Trust Prospectus under the caption "Use of Proceeds"; and

              (vi) To use its best efforts to maintain the listing of the Automatic Common Exchange Securities and the Securities on the New York Stock Exchange.

         (b) The Company agrees with each of the Underwriters:

              (i) To prepare the Company Prospectus in a form approved by you and to file such Company Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Company Registration Statement or Company Prospectus prior to the last Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof, such disapproval not to be unreasonably exercised; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Company Registration Statement has been filed or becomes effective or any supplement to the Company Prospectus or any amended Company Prospectus has been filed and to furnish you with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Company Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Company Preliminary Prospectus or prospectus, of the suspension of the qualification of the shares of Stock to be delivered pursuant to the Contracts for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Company Registration Statement or Company Prospectus or for additional information; and, in the event of the issuance of any stop order or any order preventing or suspending the use of any Company Preliminary Prospectus or prospectus or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order;

              (ii) Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

              (iii) Prior to 10:00 a.m. New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time to furnish the Underwriters with copies of the Company Prospectus in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Company Prospectus in connection with the offering or sale of the Securities and if at such time any events shall have occurred as a result of which the Company Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Company Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Company Prospectus or to file under the Exchange Act any document incorporated by reference in the Company Prospectus in order to comply with the Act or the Exchange Act, to notify you and upon your request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Company Prospectus or a supplement to the Company Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Securities at any time nine months or more after the time of issue of the Company Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Company Prospectus complying with Section 10(a)(3) of the Act;

              (iv) To make generally available to its security- holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earning statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

              (v) During the period beginning from the date hereof and continuing to and including the date 180 days after the First Time of Delivery, not to offer, sell, contract to sell or otherwise dispose of any Stock or any securities of the Company (other than pursuant to employee plans described in the Prospectus) which are substantially similar to the Stock, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or such substantially similar securities without your prior written consent;

              (vi) To furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

              (vii) During a period of five years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders, and deliver to you as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed. Such financial statements will be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission; and

              (viii) To use its best efforts to maintain the listing of the Stock on the New York Stock Exchange.

         6. The Trust, the Company and the Selling Stockholders covenant and agree with the several Underwriters that (a) the Selling Stockholders will pay or cause to be paid a pro rata share (based on the number of shares of Stock to be sold by each such Selling Stockholder pursuant to the Contracts) of the following: (i) the fees, disbursements and expenses of the Company's outside accountants and of the Company's outside counsel in connection with the registration of the Securities and the Stock under the Act and all other expenses in connection with the preparation, printing and filing of the Notification, the Trust Registration Statement, the Company Registration Statement, any Trust Preliminary Prospectus or Company Preliminary Prospectus, the Trust Prospectus and the Company Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement and Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities and the Stock; (iii) all expenses in connection with the qualification of the Securities and the Stock for offering and sale under state securities laws as provided in Section 5(b)(ii) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey; (iv) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the NASD of the terms of the sale of the Stock and the Securities; (v) all fees and expenses in connection with the preparation and filing of a registration statement under the Exchange Act relating to the Securities and all costs and expenses incident to the listing of the Securities on the New York Stock Exchange or other national or regional exchange; (vi) the cost of preparing certificates representing the Securities; (vii) the cost and charges of any transfer agent or registrar for the Securities; (viii) all expenses and taxes incident to the sale and delivery of the shares of Stock to be sold or pledged by the Selling Stockholders; (ix) all fees, expenses and costs in connection with the marketing of the Securities; and (x) all other costs and expenses incident to the performance of all obligations hereunder which are not otherwise specifically provided for in this Section; (b) the Company will pay or cause to be paid (i) the cost of preparing Stock certificates; and (ii) the cost and charges of any transfer agent or registrar for the Stock; (c) each Selling Stockholder will pay or cause to be paid all costs and expenses incident to the performance of such Selling Stockholder's obligations hereunder which are not otherwise specifically provided for in this Section, including (i) any fees and expenses of counsel for such Selling Stockholder, (ii) such Selling Stockholder's pro rata share of the fees and expenses of the Attorneys-in-Fact and the POA Custodian, and (iii) all expenses and taxes incident to the sale and delivery of the shares of Stock to be sold or pledged by such Selling Stockholder; and (d) the Underwriters will severally pay or cause to be paid the organizational expenses and the ongoing expenses of the Trust and all fees, disbursements and expenses of the Trust's counsel and the Trust's accountants in connection with the registration of the Securities under the Acts. In connection with Clause (c)(iii) of the preceding sentence, Goldman, Sachs & Co. agrees to pay New York State stock transfer tax, and the Selling Stockholders agree to reimburse Goldman, Sachs & Co. for associated carrying costs if such tax payment is not rebated on the day of payment and for any portion of such tax payment not rebated. It is understood, however, that the Company shall bear, and the Selling Stockholders shall not be required to pay or to reimburse the Company for, the cost of any other matters not directly relating to the sale and purchase of the Shares pursuant to this Agreement, and that, except as provided in this Section, Section 8 and Section 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

         7. The obligations of the Underwriters hereunder, as to the Securities to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties of the Trust, the Company and the Selling Stockholders herein are, at and as of such Time of Delivery, true and correct, the condition that the Trust, the Company and the Selling Stockholders shall have performed all of its and their obligations hereunder theretofore to be performed, and the following additional conditions:

         (a) The Prospectuses shall have been filed with the Commission pursuant to Rule 424(b) or Rule 497(h), as applicable, within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Sections 5(a)(i) and 5(b)(i) hereof; no stop order suspending the effectiveness of the Registration Statements or any part thereof, and no order pursuant to Section 8(e) of the Investment Company Act affecting this transaction, shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

         (b) Milbank, Tweed, Hadley & McCloy, counsel for the Underwriters, shall have furnished to you such opinion or opinions, dated such Time of Delivery, with respect to paragraphs (i), (ii), (iii), (v), (vi) and (viii) of subsection (c) below and paragraphs (i), (ii) and (vi) of subsection (e) below, as well as a statement to the effect of the text following paragraph (x) of subsection (e) below, and such other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

         (c) Sullivan & Cromwell, counsel for the Trust, shall have furnished to you their written opinion or opinions, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

              (i) The Trust (x) has been duly formed and is validly existing as a trust under the laws of the State of New York and (y) is registered with the Commission under the Investment Company Act as a non-diversified, closed-end management investment company;

              (ii) The Securities have been duly authorized and validly issued and are fully paid and non-assessable and are entitled to the benefits provided by the Trust Agreement;

              (iii) The Securities will be exchanged for shares of Stock in accordance with the terms of the Trust Agreement and the Contracts (unless a Reorganization Event (as such term is defined in the Contracts) occurs), subject to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

              (iv) All regulatory consents, authorizations, approvals and filings required to be obtained or made by the Trust under the Federal laws of the United States and the laws of the State of New York for the issuance, sale and delivery of the Securities by the Trust to you have been obtained or made;

              (v) This Agreement has been duly authorized, executed and delivered by the Trust;

              (vi) Each Fundamental Agreement has been duly authorized, executed and delivered by the Trust and, assuming due authorization, execution and delivery by the other parties thereto, constitutes a valid and legally binding agreement of the Trust, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

              (vii) The statements in the Trust Prospectus under the caption "Certain Federal Income Tax Considerations", to the extent that such statements constitute summaries of the legal matters referred to therein, fairly represent their opinion as to such matters;

              (viii) On the basis of information which was reviewed in the course of the performance of the services referred to in their opinion considered in the light of their understanding of the applicable law (including the requirements of Form N-2 and the character of the Prospectus contemplated thereby) and the experience they have gained through their practice under the Acts, such counsel are of the opinion that the Trust Registration Statement, as of its effective date, and the Trust Prospectus, as of the date of the Trust Prospectus, appeared on their face to be appropriately responsive in all material respects to the requirements of the Acts and the applicable rules and regulations of the Commission thereunder; and that nothing that came to their attention in the course of such review has caused them to believe that the Trust Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Trust Prospectus, as of the date of the Trust Prospectus, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; also, nothing that has come to such counsel's attention in the course of certain procedures (as described in such opinion) has caused such counsel to believe that the Trust Prospectus, as of the date and time of delivery of such opinion, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that such opinion may state that the limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process are such, however, that such counsel do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Trust Registration Statement or the Trust Prospectus except for those made under the captions "Underwriting", "Investment Objective and Policies", and "Description of the Securities" in the Trust Prospectus insofar as they relate to provisions of documents therein described, and such counsel need not express any opinion or belief as to the financial statements or other financial data; and provided further that such counsel may state that they have not participated in the preparation of the Company Registration Statement or the Company Prospectus, and need not express any opinion or belief with respect thereto or with respect to information relating to the Company contained in the Trust Prospectus under the captions "Prospectus Summary--The Company", "Investment Objectives and Policies--The Company" and "Risk Factors--Risks Relating to the Company and the Company's Industry";

         (d) Sullivan & Cromwell, counsel for the Trust, shall have furnished to the Selling Stockholders their written opinion, dated such Time of Delivery, with respect to paragraphs (i)(y), (iv) and (vii) of subsection (c) above and, in addition, to the effect that the statements in the Trust Prospectus under the captions "Underwriting", "Investment Objective and Policies" and "Description of the Securities", insofar as such statements summarize provisions of documents referred to therein, are accurate in all material respects and fairly summarize the matters referred to therein;

         (e) Fried, Frank, Harris, Shriver & Jacobson, special counsel for the Company, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

              (i) The Company has been incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority necessary to own its properties and conduct its business as described in the Company Prospectus;

              (ii) The Company has an authorized capitalization as set forth in the Company Prospectus, and all of the issued shares of capital stock of the Company issued since June 17, 1991 and the shares of Stock to be pledged under the Collateral Agreements have been duly and validly authorized and issued and are fully paid and non-assessable;

              (iii) Each of QSP, Inc., and R.D. Manufacturing Corporation (each a "Designated Subsidiary" and collectively, the "Designated Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority necessary to own its properties and conduct its business as described in the Company Prospectus; and all of the issued shares of capital stock of each such Designated Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and (except for directors' qualifying shares) are owned of record directly or indirectly by the Company;

              (iv) This Agreement has been duly authorized, executed and delivered by the Company;

              (v) The compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (i) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) the provisions of the Certificate of Incorporation or By-laws of the Company,
     (iii) the Delaware General Corporation Law or any present law, or present regulation of any government agency or authority, of the State of New York or the United States of America known by us to be applicable to the Company or any of its subsidiaries or their respective properties or (iv) any court decree or order binding upon the Company or any of its subsidiaries or their respective properties (it being understood that (A) with respect to the opinions in clauses (i) and (iv) of this paragraph, (w) such opinions are limited to the indentures, mortgages, deeds of trust, loan agreements, other agreements, instruments or court decrees or orders (the "Identified Documents") which have been identified to such counsel in a certificate provided by an officer of the Company as material to the Company and its subsidiaries, taken as a whole, (x) such counsel is not required to express any opinion with respect to any violation not readily ascertainable from the face thereof or arising under or based upon any cross-default provision insofar as it relates to a default under an Identified Document not listed on such certificate, (y) in rendering its opinion with respect to any covenant of a financial or numerical nature or requiring computation such counsel may rely as to matters of fact on an officers' certificate of the Company and (z) such counsel is not required to make any independent investigation as to whether the Identified Documents which are governed by the laws of any jurisdiction other than the State of New York, will be enforced as written under the laws of such jurisdiction and (B) the opinion in clause (iii) of this paragraph is limited (x) to our review of only those laws and regulations that, in our experience, are normally applicable to transactions of the type contemplated by this Agreement, and (y) in that such counsel is not required to express any opinion with respect to the application of, or compliance with, Federal or state securities or Blue Sky laws or any rules or regulations thereunder);

              (vi) No consent, approval, authorization, order, registration or qualification of or with any United States or New York, or with respect to matters arising under the Delaware General Corporation Law, Delaware court or governmental agency or body is required by or of the Company for the sale of the shares of Stock or the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Act of the shares of Stock, and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state or foreign securities or Blue Sky laws, rules and regulations in connection with the purchase and distribution of the shares of Stock by the Trust pursuant to the Contracts (it being understood that this opinion is limited to those consents, approvals, authorizations, orders, registrations or qualifications that, in our experience, are normally applicable to transactions of the type contemplated by this Agreement);

              (vii) The statements set forth in the Company Prospectus under the caption "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Stock (including shares of Stock subject to the Contracts), present fairly the information disclosed therein in all material respects;

              (viii) Neither the Company nor either of the Funds (as defined in the Company Registration Statement) is an "investment company", as such term is defined in the Investment Company Act;

              (ix) The documents incorporated by reference in the Company Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules, and other financial data derived from the financial statements or accounting records of the Company therein, as to which such counsel need express no opinion), when they were filed with the Commission appear on their face to be responsive as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder;

              (x) The Company Registration Statement and the Company Prospectus and or any amendments or supplements thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules, and other financial data derived from the financial statements or accounting records of the Company, therein, as to which such counsel need express no opinion), appear on their face to be responsive as to form in all material respects with the requirements of the Act and the rules and regulations thereunder.

         In addition, in the course of the preparation by the Company of the Company Registration Statement and any amendment thereto and the Company Prospectus and any amendment or supplement thereto, such counsel has participated in conferences with certain of the officers and other representatives of the Company, representatives of the independent certified public accountants for the Company and representatives of the Underwriters, at which the contents of the Company Registration Statement and the Company Prospectus were discussed. Between the date of effectiveness of the Company Registration Statement and any such amendment thereto and the time of delivery of this letter, such counsel attended additional conferences with certain of the officers and representatives of the Company, at which the contents of the Company Registration Statement and any such amendment thereto and the Company Prospectus and any such amendment or supplement thereto were discussed to a limited extent. Given the limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process, such counsel may state that they are not passing upon or assuming any responsibility for the accuracy, completeness or fairness of the statements contained in the Company Registration Statement and any such amendment thereto or the Company Prospectus and any such amendment or supplement thereto except as specified in paragraph
(vii) above. Subject to the foregoing and on the basis of the information gained in the performance of the services referred to above, including information obtained from officers and other representatives of, and the independent public accountants for, the Company, no facts have come to their attention to cause them to believe that as of its effective date, the Company Registration Statement or any amendment thereto made by the Company prior to such Time of Delivery contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Company Prospectus or any amendment or supplement thereto made by the Company prior to such Time of Delivery contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. Also, subject to the foregoing, no facts have come to such counsel's attention in the course of the procedures described in the second paragraph of this section that have caused such counsel to believe that, as of such Time of Delivery, the Company Prospectus as amended or supplemented contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. Such counsel may state that they express no view or belief, however, with respect to the financial statements and related schedules included in, and other financial data derived from the financial statements or accounting records of the Company excluded or omitted from, the Company Registration Statement or Company Prospectus.

         In rendering such opinion, such counsel may rely, in respect to matters of fact, and to the extent not specifically set forth above, upon certificates of officers of the Company and its subsidiaries and certificates of public officials. In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the laws of the State of New York, the Federal law of the United States and, to the extent relevant for the opinions expressed, the General Corporation Law of the State of Delaware;

         (f) Clifford H.R. DuPree, Vice President and Associate General Counsel of the Company, shall have furnished to you his written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

              (i) The Company has been incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority and all governmental licenses, permits, approvals, franchises, consents and authorizations necessary to own its properties and conduct its business as described in the Company Prospectus other than any such license, permit, approval, franchise, consent or authorization the failure to possess which would not have a material adverse effect on the business or financial condition of the Company and its subsidiaries, taken as a whole;

              (ii) The Company has an authorized capitalization as set forth in the Company Prospectus, and all of the issued shares of capital stock of the Company (including the shares of Stock to be pledged and assigned under the Collateral Agreements have been duly and validly authorized and issued and are fully paid and non-assessable; and the shares of Stock conform to the description of the Stock contained in the Company Prospectus;

              (iii) The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of failure to be so qualified or in good standing in any such jurisdiction;

              (iv) Each of QSP, Inc., R.D. Manufacturing Corporation, The Reader's Digest Association Proprietary Limited, The Reader's Digest Association (Canada) Ltd., Selection du Reader's Digest S.A., Verlag Das Beste G.m.b.H., The Reader's Digest Association Limited and Selezione Dal Reader's Digest S.p.A. (each an "Indicated Subsidiary" and collectively, the "Indicated Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation or, in jurisdictions outside of the United States, the substantive equivalent thereto, with corporate power and authority and all governmental licenses, permits, approvals, franchises, consents and authorizations necessary to own its properties and conduct its business as described in the Company Prospectus, other than any such license, permit, approval, franchise, consent or authorization the failure to possess which would not have a material adverse effect on the business or financial condition of the Company and its subsidiaries, taken as a whole; and all of the issued shares of capital stock of each such Indicated Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

              (v) Other than as set forth or incorporated by reference in the Company Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries; and, to the knowledge of such counsel, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

              (vi) The compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, except for any such conflict, breach, violation or default which individually or in the aggregate would not have a material adverse effect on the Company and its subsidiaries taken as a whole or which would not have an adverse effect on the transactions contemplated hereby, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties;

              (vii) Neither the Company nor any of the Designated Subsidiaries is in violation of its certificate of incorporation or by-laws;

              (viii) The documents incorporated by reference in the Company Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules, and other financial data derived from the financial statements or accounting records of the Company therein, as to which such counsel need express no opinion), when they were filed with the Commission complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder; and he has no reason to believe that any of such documents, when such documents were so filed contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading;

              (ix) To the knowledge of such counsel, the Company owns all the patents, trademarks, service marks, trade names and copyrights, or licenses rights with respect to the foregoing necessary for the present and planned future conduct of its business as described in the Company Prospectus, except where the failure to own or license the same would not have a material adverse effect on the business or condition, financial or otherwise, of the Company and its subsidiaries, taken as a whole, without any conflict known to such counsel with the rights of others, the result of which conflict could materially and adversely affect the business or condition, financial or otherwise, of the Company and its subsidiaries, taken as a whole, and, to the knowledge of such counsel, there is no infringement on such patents, trademarks, service marks, trade names and copyrights by others, the result of which infringement could materially and adversely affect the business or condition, financial or otherwise, of the Company and its subsidiaries, taken as a whole; and

              (x) The Company Registration Statement and the Company Prospectus and or any amendments or supplements thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules, and other financial data derived from the financial statements or accounting records of the Company, therein, as to which such counsel need express no opinion), appear on their face to be responsive as to form in all material respects with the requirements of the Act and the rules and regulations thereunder.

         In addition, in the course of the preparation by the Company of the Company Registration Statement and any amendment thereto and the Company Prospectus and any amendment or supplement thereto, such counsel has participated in conferences with certain of the officers and other representatives of the Company, representatives of the independent certified public accountants for the Company and representatives of the Underwriters, at which the contents of the Company Registration Statement and the Company Prospectus were discussed. Between the date of effectiveness of the Company Registration Statement and any such amendment thereto and the time of delivery of this letter, such counsel attended additional conferences with certain of the officers and representatives of the Company, at which the contents of the Company Registration Statement and any such amendment thereto and the Company Prospectus and any such amendment or supplement thereto were discussed to a limited extent. Given the limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process, such counsel may state that they are not passing upon or assuming any responsibility for the accuracy, completeness or fairness of the statements contained in the Company Registration Statement and any such amendment thereto or the Company Prospectus and any such amendment or supplement thereto. Subject to the foregoing and on the basis of the information gained in the performance of the services referred to above, including information obtained from officers and other representatives of, and the independent public accountants for, the Company, no facts have come to their attention to cause them to believe that as of its effective date, the Company Registration Statement or any amendment thereto made by the Company prior to such Time of Delivery contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Company Prospectus or any amendment or supplement thereto made by the Company prior to such Time of Delivery contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. Also, subject to the foregoing, no facts have come to such counsel's attention in the course of the procedures described in the second paragraph of this section that have caused such counsel to believe that, as of such Time of Delivery, the Company Prospectus as amended or supplemented contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. Such counsel may state that they express no view or belief, however, with respect to the financial statements and related schedules therein, and other financial data derived from the financial statements or accounting records of the Company excluded or omitted from the Company Registration Statement or Company Prospectus. Further, based upon such participation and subject to such limitations and qualifications described above, he does not know of any amendment to the Company Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Company Registration Statement or required to be incorporated by reference into the Company Prospectus or required to be described in the Company Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required.

         In rendering such opinion, such counsel may rely, (A) in respect to matters of fact, and to the extent not specifically set forth above, upon certificates of officers of the Company and its subsidiaries and certificates of public officials, and (B) as to matters of law other than New York and Federal law and the General Corporation Law of Delaware, on the opinions of local counsel, provided that such counsel shall state that they believe that both you and he is justified in relying upon such opinions and certificates and provided further that true and complete copies of such opinions and certificates shall be delivered to you. In lieu of delivering such opinion as to matters governed by the laws of jurisdictions outside of the United States, such counsel shall cause to be delivered to you opinions of local counsel reasonably satisfactory to you, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions;

         (g) Fried, Frank, Harris, Shriver & Jacobson, special counsel for each of the Selling Stockholders, shall have furnished to you their written opinion with respect to each of the Selling Stockholders, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

              (i) A Power of Attorney and a Custody Agreement have been duly executed and delivered by such Selling Stockholder and constitute valid and binding agreements of such Selling Stockholder enforceable in accordance with their terms, subject to customary bankruptcy and equitable principles qualifications;

              (ii) This Agreement has been duly executed and delivered by or on behalf of such Selling Stockholder; each of the Contracts and the Collateral Agreements to which a Selling Stockholder is a party has been duly executed and delivered by or on behalf of such Selling Stockholder and constitutes a valid and binding agreement of such Selling Stockholder enforceable in accordance with its terms, subject to customary bankruptcy and equitable principles qualifications;

              (iii) The compliance by each Selling Stockholder with all of the provisions of this Agreement and the Power of Attorney, Custody Agreement, Contract and Collateral Agreement to which such Selling Stockholder is a party and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of, or constitute a default under, (i) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound, or to which any of the property or assets of such Selling Stockholder is subject,
     (ii) the provisions of the Certificate of Incorporation or By-laws of such Selling Stockholder, (iii) any present law, or present regulation of any government agency or authority, of the State of New York or the United States of America known by us to be applicable to the Selling Stockholder or their respective properties or (iv) any court decree or order binding upon the Selling Stockholder or their respective properties (it being understood that (A) with respect to the opinions in clauses (i) and (iv) of this paragraph, (w) such opinions are limited to the indentures, mortgages, deeds of trust, loan agreements, or other agreements, instruments or court decrees or orders (the "Specified Documents") which have been identified to such counsel in a certificate provided by an officer of the Selling Stockholder as material to the Selling Stockholder and its subsidiaries, taken as a whole, (x) such counsel is not required to express any opinion with respect to any violation not readily ascertainable from the face thereof or arising under or based upon any cross-default provision insofar as it relates to a default under a Specified Document not listed on such certificate, (y) in rendering its opinion with respect to any covenant of a financial or numerical nature or requiring computation such counsel may rely as to matters of fact on an officers' certificate of the Company and
     (z) such counsel is not required to make any independent investigation as to whether the Specified Documents which are governed by the laws of any jurisdiction other than the State of New York, will be enforced as written under the laws of such jurisdiction and (B) the opinion in clause (iii) of this paragraph is limited (x) to our review of only those laws and regulations that, in our experience, are normally applicable to transactions of the type contemplated by this Agreement, and (y) in that such counsel is not required to express any opinion with respect to the application of, or compliance with, Federal or state securities or Blue Sky laws or any rules or regulations thereunder);

              (iv) No consent, approval, authorization or order of any United States or New York court or governmental agency or body is required by or of such Selling Stockholder for the consummation of the transactions contemplated by this Agreement, the Contract to which such Selling Stockholder is a party and the Collateral Agreement to which such Selling Stockholder is a party, except for the registration of the Securities and the Stock, under the Acts and such as may be required under state or foreign securities or Blue Sky laws, rules or regulations in connection with the purchase and distribution of the Securities and the Stock (it being understood that this opinion is limited to those consents, approvals, authorizations, orders, registrations or qualifications that, in our experience, are normally applicable to transactions of the type contemplated by this Agreement);

              (v) Assuming due authorization, execution and delivery thereof in the State of New York by the Trust and the Collateral Agent, each Collateral Agreement, together with the delivery of (x) the certificates in registered form representing the Stock pledged thereunder by the Selling Stockholder party thereto and (y) undated stock powers with respect thereto effectively endorsed in blank, to the Collateral Agent for the benefit of the Trust, creates in favor of the Collateral Agent for the benefit of the Trust a perfected security interest in such Stock under the Uniform Commercial Code as in effect in the State of New York (the "New York

     UCC"); upon such delivery, at the First Time of Delivery, assuming that (A) the Collateral Agent and the Trust will acquire the security interest in such shares without notice of any adverse claim (within the meaning of the New York UCC) and (B) such Selling Stockholder has rights in the shares of Stock subject to such Collateral Agreement, the Collateral Agent will acquire such security interest in such shares of Stock for the benefit of the Trust free of any adverse claim (within the meaning of the New York
     UCC); and

              (vi) Assuming (A) due authorization, execution and delivery of the Contract and the Collateral Agreement by the Trust and each Collateral Agreement by the Collateral Agent, (B) each Selling Stockholder continues to be the sole registered owner of the shares of Stock to be sold by it,
     (C) the certificates representing such shares do not contain any notation of liens or restrictions, (D) the holders of Securities acquire such shares of Stock without notice of any adverse claim (within the meaning of the New York UCC) and (E) undated stock powers with respect to the certificates representing such shares of Stock effectively endorsed in blank are delivered to the holders of Securities, upon payment for and delivery to the holders of Securities of the shares of Stock in accordance with the Contract and Collateral Agreement to which each Selling Stockholder is a party, the holders of Securities will acquire all of the rights of such Selling Stockholder in such shares of Stock and will also acquire their interest in such shares of Stock free of any adverse claim (within the meaning of the New York UCC).

         In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the laws of the State of New York and the Federal laws of the United States.

         (h) On the date of the Trust Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Trust Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, Coopers & Lybrand L.L.P. shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you;

         (i) On the date of the Company Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Company Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, the accounting firm listed in Section 1(a)(xvi) hereof shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto;

         (j) (i) Since the respective dates as of which information is given in the Trust Registration Statement and the Trust Prospectus, there shall not have been any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, results of operations, prospects, investment objectives, investment policies or liabilities of the Trust, otherwise than as set forth or contemplated in the Trust Prospectus, (ii) neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Company Prospectus or incorporated by reference therein any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Company Prospectus, and (iii) since the respective dates as of which information is given in the Company Prospectus there shall not have been any change in the capital stock short-term debt or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Company Prospectus, the effect of which, in any such case described in clause (i), (ii) or (iii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being issued at such Time of Delivery on the terms and in the manner contemplated in the Trust Prospectus;

         (k) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the securities of the Company or the Trust on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (iv) the outbreak or material escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iv) in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being issued at such Time of Delivery on the terms and in the manner contemplated in the Trust Prospectus;

         (l) The Securities shall have been duly listed, subject to notice of issuance, on the New York Stock Exchange;

         (m) Each Fundamental Agreement shall have been executed and delivered by all parties thereto and each Selling Stockholder shall have delivered to the Collateral Agent the number of shares of Stock required by the Collateral Agreement to which such Selling Stockholder is a party to be initially pledged thereunder in accordance with the requirements of such Collateral Agreement;

         (n) The Trust and the Company shall have complied with the provisions of Section 5(a)(iii) and 5(b)(iii) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement; and

         (o) The Trust, the Company and the Selling Stockholders shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Trust, the Company and the Selling Stockholders, respectively, satisfactory to you as to the accuracy of the representations and warranties of the Trust, the Company and the Selling Stockholders, respectively, herein and in the Contracts and Collateral Agreements at and as of such Time of Delivery, as to the satisfaction and performance by the Trust, the Company and the Selling Stockholders of all of their respective obligations hereunder and thereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (i) of this Section (except in the case of the Selling Stockholders) and as to such other matters relating to the transactions contemplated herein and therein as you may reasonably request.

         8. (a) The Company will indemnify and hold harmless the Trust and each Underwriter against any losses, claims, damages or liabilities, joint or several, to which the Trust or such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Company Preliminary Prospectus or Trust Preliminary Prospectus, either of the Registration Statements or either of the Prospectuses, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Trust and each Underwriter for any legal or other expenses reasonably incurred by the Trust or such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Company Preliminary Prospectus or Trust Preliminary Prospectus, either of the Registration Statements or either of the Prospectuses, or any such amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Goldman, Sachs & Co. expressly for use therein, and provided, further, that the Company shall not be liable to any Underwriter under the indemnity agreement in this subsection (a) with respect to any Company Preliminary Prospectus or Trust Preliminary Prospectus to the extent that any such loss, claim, damage or liability results from the fact such Underwriter sold Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Company Prospectus or the Trust Prospectus, as the case may be (or of the Company Prospectus or the Trust Prospectus, as the case may be, as then amended or supplemented) in any case where such delivery is required by the Act if the Company or the Trust, as the case may be, has previously furnished copies thereof to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Company Preliminary Prospectus or the Trust Preliminary Prospectus which was corrected in the Company Prospectus or the Trust Prospectus, as the case may be (or the Company Prospectus or the Trust Prospectus, as the case may be, as amended or supplemented).

         (b) Each Selling Stockholder, severally, and not jointly, in proportion to the number of shares of Stock to be sold by each such Selling Stockholder pursuant to the Contracts will indemnify and hold harmless the Trust and each Underwriter against any losses, claims, damages or liabilities, joint or several, to which the Trust or such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Company Preliminary Prospectus or Trust Preliminary Prospectus, either of the Registration Statements or either of the Prospectuses, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Company Preliminary Prospectus or Trust Preliminary Prospectus, either of the Registration Statements or either of the Prospectuses or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company or the Trust, as the case may be, by such Selling Stockholder expressly for use therein, and will reimburse the Trust and each Underwriter for any legal or other expenses reasonably incurred by the Trust or such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Selling Stockholder shall not be liable to any Underwriter under the indemnity agreement in this subsection
(b) with respect to any Company Preliminary Prospectus or Trust Preliminary Prospectus to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact such Underwriter sold Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Company Prospectus or the Trust Prospectus, as the case may be, or of the Company Prospectus or the Trust Prospectus, as the case may be, as then amended or supplemented in any case where such delivery is required by the Act if the Company or the Trust, as the case may be, has previously furnished copies thereof to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Company Preliminary Prospectus or Trust Preliminary Prospectus, as the case may be, which was corrected in the Company Prospectus or the Trust Prospectus (or the Company Prospectus or the Trust Prospectus as amended or supplemented).

         (c) Each Underwriter will indemnify and hold harmless the Company, the Trust and each Selling Stockholder against any losses, claims, damages or liabilities to which the Company, the Trust or such Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Company Preliminary Prospectus or Trust Preliminary Prospectus, either of the Registration Statements or either of the Prospectuses, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Company Preliminary Prospectus or Trust Preliminary Prospectus, either of the Registration Statements or either of the Prospectuses, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Trust or the Company by such Underwriter through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company, the Trust and each Selling Stockholder for any legal or other expenses reasonably incurred by the Company, the Trust or such Selling Stockholder in connection with investigating or defending any such action or claim as such expenses are incurred.

         (d) Promptly after receipt by an indemnified party under subsection
(a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by its counsel that representation of such indemnified party and the indemnifying party by the same counsel would be inappropriate (whether or not such representation by the same counsel has been proposed) under applicable standards of professional conduct due to actual or potential differing interests between them, the indemnified party or parties shall have the right to select one separate counsel to participate in the defense of such action on behalf of all such indemnified parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation unless the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

         (e) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Trust and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, the Trust and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company, the Trust and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company, the Trust and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Trust Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Trust or the Selling Stockholders on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Trust, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in subsection (c) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(e) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

         (f) The obligations of the Company and the Selling Stockholders under this Section 8 shall be in addition to any liability which the Company and the Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company or the Selling Stockholders, to each trustee of the Trust and to each person, if any, who controls the Company, the Trust or any Selling Stockholder within the meaning of the Act.

         (g) Notwithstanding the foregoing provisions of this Section 8, in no event shall any Selling Stockholder be liable under this Section 8 for an amount in excess of the pro rata share (based on the number of shares of Stock to be sold by each Selling Stockholder pursuant to the Contracts) of the gross proceeds from the transactions contemplated by this Agreement and the Fundamental Agreements received by such Selling Stockholder from the sale of the Shares.

         9. (a) If any Underwriter shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Securities on the terms contained herein at a Time of Delivery. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Securities, then the Company, the Trust and the Selling Stockholders shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Securities on such terms. In the event that, within the respective prescribed periods, you notify the Company, the Trust and the Selling Stockholders that you have so arranged for the purchase of such Securities, or the Company, the Trust and the Selling Stockholders notify you that they have so arranged for the purchase of such Securities, you or the Company, the Trust and the Selling Stockholders shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statements or the Prospectuses, or in any other documents or arrangements, and the Company, the Trust and the Selling Stockholders agree to file promptly any amendments to the Registration Statements or the Prospectuses which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

         (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by you and the Company, the Trust and the Selling Stockholders as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities to be purchased at such Time of Delivery, then the Company, the Trust and the Selling Stockholders shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Securities which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Securities which such Underwriter agreed to purchase hereunder) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by you and the Company, the Trust and the Selling Stockholders as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities to be purchased at such Time of Delivery, or if the Company, the Trust and the Selling Stockholders shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Securities of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Trust to sell the Optional Securities) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, the Trust and the Selling Stockholders, except for the expenses to be borne by the Company, the Trust, the Selling Stockholders and the Underwriters as provided in
Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         10. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Trust, the Selling Stockholders and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, the Trust or the Selling Stockholders or any officer or director or controlling person of the Company, the Trust or the Selling Stockholders and shall survive delivery of and payment for the Securities.

         11. If this Agreement shall be terminated pursuant to Section 9 hereof, neither the Company, the Trust nor the Selling Stockholders shall then be under any liability to any Underwriter except as provided in Sections 6 and 8 hereof; but, if for any other reason, any Securities are not delivered by or on behalf of the Trust as provided herein, the Selling Stockholders, pro rata (based on the number of shares of Stock to be sold by each such Selling Stockholder pursuant to the Contracts), will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Securities not so delivered, but the Company, the Trust and the Selling Stockholders shall then be under no further liability to any Underwriter in respect of the Securities not so delivered except as provided in Sections 6 and 8 hereof.

         12. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the representatives; and in all dealings with any Selling Stockholder hereunder, you, the Trust and the Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of such Selling Stockholder made or given by any or all of the Attorneys-in-Fact for such Selling Stockholder.

         All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives in care of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Registration Department; if to the Trust shall be delivered or sent by mail, telex or facsimile transmission in care of Donald J. Puglisi, Puglisi & Associates, 850 Library Avenue, Suite 204, Newark, Delaware 19711; if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary; and if to any Selling Stockholder shall be delivered or sent by mail, telex or facsimile transmission to counsel for such Selling Stockholder at its address set forth in
Schedule II hereto; provided, however, that any notice to an Underwriter pursuant to Section 8(d) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company or the Selling Stockholders by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company, the Trust, the Selling Stockholders and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company, the Trust, the Selling Stockholders and each person who controls the Company, any Selling Stockholder or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         14. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

         15. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding, please sign and return to us eight counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters, the Trust, the Company and the Selling Stockholders. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company and the Selling Stockholders for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                   Very truly yours,

                                   THE READER'S DIGEST ASSOCIATION, INC.


                                   By: ________________________________________
                                        Name:
                                        Title:


                                   READER'S DIGEST AUTOMATIC COMMON EXCHANGE
                                   SECURITY TRUST


                                   By: ________________________________________
                                        Name:
                                        Title:


                                   By: ________________________________________
                                        Name:
                                        Title:


                                   By: ________________________________________
                                        Name:
                                        Title:

                                            each a trustee of Reader's Digest
                                            Automatic Common Exchange Security
                                            Trust


                                   [OTHERS]


                                   By: ________________________________________
                                       As Attorney-in-Fact acting on behalf of
                                       each Selling Stockholder named in
                                       Schedule II to this Agreement


Accepted as of the date hereof:

Goldman, Sachs & Co.
Lazard Freres & Co. LLC


By:______________________________
      (Goldman, Sachs & Co.)

On behalf of each of the Underwriters

                                   SCHEDULE I

                                                          NUMBER OF OPTIONAL
                                                           SECURITIES TO BE
                                   TOTAL NUMBER OF           PURCHASED IF
                                   FIRM SECURITIES          MAXIMUM OPTION
 UNDERWRITER                       TO BE PURCHASED             EXERCISED
 -----------                       ---------------        ------------------

 Goldman, Sachs & Co.
 Lazard Freres & Co. LLC











         Total                          =======                  =======

                                   SCHEDULE II


                                    [TO COME]









_____________________
(a) Each Selling Stockholder is represented by Fried, Frank, Harris, Shriver & Jacobson, One New York Plaza, New York, New York 10004 and has appointed George V. Grune and M. Christine DeVita, and each of them, as the Attorneys-in-Fact for such Selling Stockholder.


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                                                                        ANNEX I


         Pursuant to Section 7(i) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

                   (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

                   (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representatives of the Underwriters (the "Representatives") and are attached hereto;

                   (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Company's quarterly report on Form 10-Q incorporated by reference into the Prospectus as indicated in their reports thereon copies of which are attached hereto; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

                   (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

                   (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited


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         procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

                   (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

               (A) (i) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus or included in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus, for them to be in conformity with generally accepted accounting principles;

               (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

               (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in Clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

               (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;


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


               (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

               (F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                   (vii) In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference) or in
         Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.


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